SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):     April 26, 2017

ENPRO INDUSTRIES, INC.
(Exact name of Registrant, as specified in its charter)

North Carolina	001-31225	01-0573945
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation		Identification No.)

5605 Carnegie Boulevard, Suite 500
Charlotte, North Carolina 28209
(Address of principal executive offices, including zip code)

(704) 731-1500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a)    EnPro Industries, Inc. (the "Company") held its 2017 annual meeting of shareholders on April 26, 2017.

(b)    The following sets forth the voting results on each of the matters voted upon at the annual meeting:

Proposal 1.    Election of Directors.

Each of the following individuals was elected as a director at the annual meeting.

Nominee	No. of Votes “For”	No. of Votes “Withheld”
Thomas M. Botts	19,400,162	328,215
Felix M. Brueck	19,188,573	539,804
B. Bernard Burns, Jr.	19,187,254	541,123
Diane C. Creel	19,186,212	542,165
David L. Hauser	19,187,409	540,968
John Humphrey	19,398,487	329,890
Stephen E. Macadam	19,395,952	332,425
Kees van der Graaf	19,186,169	542,208

There were 873,902 broker non-votes on the proposal for the election of directors.

Proposal 2.    Adoption of a resolution approving, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in the Company’s proxy statement for the annual meeting.

No. of Votes “For”	No. of Votes “Against”	No. of Abstentions	No. of Broker Non-votes
18,843,473	864,457	20,447	873,902

Proposal 3.    Selection, on an advisory basis, of the frequency of future shareholder advisory votes to approve the compensation of the Company's named executive officers.

No. of Votes for “Every One Year”	No. of Votes for “Every Two Years”	No. of Votes for “Every Three Years”	No. of Abstentions	No. of Broker Non-votes
16,479,113	6,925	3,232,408	9,931	873,902

Proposal 4.    Approval of the Amended and Restated Senior Executive Annual Performance Plan.

No. of Votes “For”	No. of Votes “Against”	No. of Abstentions	No. of Broker Non-votes
19,423,957	277,834	26,586	873,902

Proposal 5.    Approval of the Amended and Restated Long-Term Incentive Plan.

No. of Votes “For”	No. of Votes “Against”	No. of Abstentions	No. of Broker Non-votes
19,399,312	303,576	25,489	873,902

Proposal 6.    Ratification of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2017.

No. of Votes “For”	No. of Votes “Against”	No. of Abstentions	No. of Broker Non-votes
20,435,639	156,759	9,881	—

(d)    The Company’s Board of Directors has determined to hold an advisory vote of the shareholders to approve the compensation paid to the Company’s named executive officers at each annual meeting (every one year) until the next required advisory vote of the shareholders to select the frequency of future advisory votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 28, 2017

ENPRO INDUSTRIES, INC.

By:	/s/ Robert S. McLean
Robert S. McLean
Chief Administrative Officer, General Counsel and Secretary

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